UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2014

GRANT PARK FUTURES FUND
LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

____________________________

Illinois	000-50316	36-3596839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
c/o Dearborn Capital Management, L.L.C. 626 West Jackson Blvd., Suite 600 Chicago, Illinois		60661 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 756-4450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Attached as Exhibits 99.1, 99.2, 99.3, and 99.4 are copies of the Monthly Flash Reports of Grant Park Futures Fund Limited Partnership for the month of September 2014, which are incorporated herein by reference.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Monthly Performance Report, September 2014 – Class A, B, Legacy 1, Global 1, and Global 3 Units

99.2 Monthly Performance Report, September 2014 – Class A, B, Legacy 2, Global 2, and Global 3 Units

99.3 Monthly Performance Report, September 2014 – Class A, B, and Global 3 Units

99.4 Monthly Performance Report, September 2014 – Class A, B, Global 1, and Global 3 Units

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT PARK FUTURES FUND LIMITED PARTNERSHIP
	By:	Dearborn Capital Management, L.L.C.
Date: October 23, 2014		its General Partner
	By:	/s/Maureen O’Rourke
Maureen O’Rourke
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Monthly Performance Report, September 2014 – Class A, B, Legacy 1, Global 1, and Global 3 Units
99.2	Monthly Performance Report, September 2014 – Class A, B, Legacy 2, Global 2, and Global 3 Units
99.3	Monthly Performance Report, September 2014 – Class A, B, and Global 3 Units
99.4	Monthly Performance Report, September 2014 – Class A, B, Global 1, and Global 3 Units